UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 14, 2015

MOMENTIVE SPECIALTY CHEMICALS INC.
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)
614-225-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Current Report on Form 8-K/A is being filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by the Registrant on January 14, 2015 (the “Original 8-K”). The sole purpose of this Amendment is to correct typographical errors in the Original 8-K related to the date of the action taken by the Registrant’s sole shareholder, as well as the date upon which such action will become effective. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original 8-K.
Item 5.07        Submission of Matters to a Vote of Security Holders.
On January 9, 2015, the Registrant’s sole shareholder acted by written consent in lieu of a meeting to approve amending the Registrant’s Restated Certificate of Incorporation to change the name of the company to Hexion Inc. effective January 15, 2015. A Certificate of Amendment to the Restated Certificate of Incorporation has been filed with the New Jersey Division of Revenue.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOMENTIVE SPECIALTY CHEMICALS INC.

Date:	January 14, 2015	/s/ William H. Carter
William H. Carter
Executive Vice President and Chief Financial Officer